EXHIBIT 13.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Vivian Katsuris, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Annual Report on Form 20-F of Alexandra Capital Corp. for the year ended November 30, 2016 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Alexandra Capital Corp.

Dated: October 12, 2017

/s/Vivian Katsuris
Vivian Katsuris
Chief Financial Officer, Secretary, and Director
(Principal Financial Officer and Principal Accounting Officer)
Alexandra Capital Corp.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Alexandra Capital Corp. and will be retained by Alexandra Capital Corp. and furnished to the Securities and Exchange Commission or its staff upon request.